Commitments and contingencies	12 Months Ended
Dec. 31, 2017
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Commitments and contingencies
27.	Commitments and contingencies

Commitments

In the course of carrying out its operations and other activities, the Group and its subsidiaries enter into various agreements, which would require the Group to invest in or provide financing to specific projects or undertakings. In management’s opinion, these commitments are entered into under standard terms, which are representative of each specific project’s potential and should not result in an unreasonable loss.

As of December 31, 2017 and 2016, the total Group’s contractual commitments to acquire property, plant and equipment amounted to RUB 19,393 million and RUB 21,932 million, respectively.

Operating lease commitments

The Group has entered into operating property and land leases with lease terms between 2018 and 2066. Property and land lease expenses amounted to RUB 1,875 million and RUB 1,829 million for the years ended December 31, 2017 and 2016, respectively. Future minimum rentals payable under non-cancellable operating leases as of December 31, 2017 are, as follows:

December 31, 2017
Within one year	5,132
After one year but not more than five years	8,757
More than five years	56,433

Total rentals payable	70,322

The Group does not sublease the property leased under operating lease agreements.

Finance lease commitments

The Group has finance leases for various items of plant and machinery. The Group’s obligations under finance leases are not secured. Future minimum lease payments under finance leases together with the present value of the net minimum lease payments were as follows:

	Minimum payments		Present value of payments
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Payable in 1 year	8,700	12,312	7,476	10,175
Payable in 2 years	633	280	457	225
Payable in 3 years	584	106	458	74
Payable in 4 years	557	83	481	64
Payable in 5 years and thereafter	526	61	482	58

Total minimum lease payment	11,000	12,842	9,354	10,596
Less amounts representing finance charges	(1,646)	(2,246)	0	—

Present value of finance lease liabilities	9,354	10,596	9,354	10,596

Current portion of finance lease liabilities			7,476	10,175
Non-current portion of finance lease liabilities			1,878	421

The discount rate used for the calculation of the present value of minimum lease payments equals the implicit rate for the lessor and varies on different groups of equipment from 7.2% p.a. to 11.4% p.a. (U.S. dollar-denominated contracts), from 9.4% p.a. to 18.2% p.a. (euro-denominated contracts) and from 9.1% p.a. to 31.8% p.a. (Russian ruble-denominated contracts). Interest expense charged to the consolidated statements of profit (loss) and other comprehensive income (loss) in 2017 and 2016 amounted to RUB 1,230 million and RUB 1,500 million, respectively.

The Group’s finance lease contracts contain a number of covenants and restrictions, which include, but are not limited to, compliance with payment schedule and certain cross-default provisions. As of December 31, 2017 and 2016, the Group was not in compliance with major Group’s restrictive covenants. There was also a breach of restrictive covenants on overdue principal amount of RUB 158 million and RUB 417 million as of December 31, 2017 and 2016, respectively. As a result, the long-term finance lease liability of RUB 3,898 million and RUB 6,903 million was reclassified to short-term finance lease liabilities due to covenant violations as of December 31, 2017 and 2016, respectively.

The total amount of commitments under the signed lease contracts as of December 31, 2017 and 2016 is equal to RUB 75 million and RUB 103 million, respectively.

Contingencies

Legal claim contingency

The Group is involved in a number of court proceedings and claims arising out of the normal course of its business which are monitored, assessed and contested on the ongoing basis. Where management believes that a lawsuit or another claim would result in the outflow of the economic benefits for the Group, a best estimate of such outflow is included in provisions in the consolidated financial statements (Note 23). As of December 31, 2017, management assesses the outcome of several court proceedings and claims where the Group’s companies act as defendants in the aggregate amount of RUB 15,959 million (primarily associated with the metallurgical plants as defined Note 9(b)) as possible based on the carefully processed analysis and strong arguments provided by legal advisers. In February 2018, the Group successfully sustained its position in the first court instance for the amount of RUB 12,700 million.

Environmental

In the course of the Group’s operations, the Group may be subject to environmental claims and legal proceedings. The quantification of environmental exposures requires an assessment of many factors, including changing laws and regulations, improvements in environmental technologies, the quality of information available related to specific sites, the assessment stage of each site investigation, preliminary findings and the length of time involved in remediation or settlement. Management does not believe that any pending environmental claims or proceedings will have a material adverse effect on the Group’s financial position and results of operations.

The Group estimated the total amount of capital investments to address environmental concerns at its various subsidiaries at RUB 598 million and RUB 647 million as of December 31, 2017 and 2016, respectively. These amounts are not accrued in the consolidated financial statements until actual capital investments are made.

Possible liabilities, which were identified by management as those that can be subject to potential claims from environmental authorities are not accrued in the consolidated financial statements. The amount of such liabilities was not significant.

Taxation

The Group is subject to taxation to the largest extent in Russia, and secondarily in other jurisdictions. The Russian tax, currency and customs legislation is subject to varying interpretations, and changes, which can occur frequently. Management’s interpretation of such legislation as applied to the transactions and activity of the Group may be challenged by the relevant regional and federal authorities. Russian tax authorities take assertive position in its interpretation of the legislation and assessments and as a result, it is possible that transactions and activities that have not been challenged in the past may be challenged. As such, significant additional taxes, penalties and interest may be assessed. Fiscal periods remain open to review by the authorities in respect of the taxes for three calendar years preceding the year of review. Under certain circumstances reviews may cover longer periods. The fact that a year has been reviewed does not close that year, or any tax declaration applicable to that year, from further review during the three-year period.

In the event that a taxpayer submits a revised tax declaration in which the stated amount of tax is less than the amount previously declared, tax audit of a taxpayer may be performed, but only with the respect to the changes in the tax declaration.

In other tax jurisdictions where the Group conducts operations or holds shares, taxes are generally charged on the income arising in that jurisdiction. In the most jurisdictions agreements to avoid double taxation were signed with other jurisdictions; however, the risk of additional taxation exists, especially in respect of certain domiciles where some of the Group entities are located.

The Russian transfer pricing legislation, which came into force on January 1, 2012, allows the Russian tax authority to apply transfer pricing adjustments and impose additional profits tax liabilities in respect of all “controlled” transactions if the transaction price differs from the market level of prices. The list of “controlled” transactions includes transactions performed with related parties and certain types of cross-border transactions. For domestic transactions the transfer pricing rules apply only if the amount of all transaction with related party exceeds RUB 1,000 million since 2014.

In order to support the level of prices applied for the “controlled” transactions the Group should provide evidence that prices of “controlled” transactions are based on market prices and to prepare the reports for submission to the Russian tax authorities. Otherwise, the Russian tax authorities have the right to challenge the prices determined by the Group for such transactions and to charge additional taxes, penalties and fines. In cases where the domestic transaction resulted in an accrual of additional tax liabilities for one party, another party could correspondingly adjust its profit tax liabilities according to the special notification issued by the authorized body in due course. Special transfer pricing rules apply to transactions with securities and derivatives.

Due to the uncertainty and absence of current practice of application of the current Russian transfer pricing legislation the Russian tax authorities may challenge the level of prices applied by the Group under the “controlled” transactions and accrue additional tax liabilities unless the Group is able to demonstrate the use of market prices with respect to the “controlled” transactions, and that there has been proper reporting to the Russian tax authorities, supported by appropriate available transfer pricing documentation.

The Group believes that it uses the market prices in “controlled” transactions and does not expect any claims of tax authorities related to the prices used in such transactions. However, due to the uncertainty and limited practice of the Russian legislation in the area of transfer pricing relevant tax claims may be raised and the respective effect is currently impossible to estimate.

In addition, in November 2014, the legislation of the Russian Federation has been significantly revised in order to prevent the misuse of low-tax jurisdictions for tax avoidance in the Russian Federation. Changes in the legislation set out the rules for the taxation of income of a foreign organization recognized as a controlled foreign corporation. The foreign organization is recognized as a controlled foreign corporation, if it is not a tax resident of the Russian Federation and the share of the controlling Russian entities or individuals in the organization is more than 25%. The transition period provides for a gradual reduction in the amount of non-taxable income of the controlled corporation RUB 50 million, RUB 30 million and RUB 10 million for 2015, 2016, 2017 and further respectively. The Russian tax law also provides for certain conditions under which the income of controlled corporations qualifies as tax exempt. Starting 2016, the taxable income of the controlling party is increased by the profits of the controlled foreign corporation earned in the financial year ended prior to the reporting year.

Management believes that it has paid or accrued all taxes that are applicable. Where uncertainty exists, the Group has accrued tax liabilities based on management’s best estimate of the probable outflow of resources embodying economic benefits, which will be required to settle these liabilities. In accordance with IAS 37 Provisions, Contingent Liabilities and Contingent Assets, the Group recorded RUB 576 million and RUB 760 million of other tax claims that management believes are probable, as of December 31, 2017 and 2016, respectively. In addition, income tax accrual was made under IAS 12 Income Taxes (Note 20). The Group does not believe that any other material tax matters exist relating to the Group, including current pending or future governmental claims and demands, which would require adjustment to the accompanying consolidated financial statements in order for those statements not to be materially misstated or misleading as of December 31, 2017.

Possible tax liabilities on taxes other than income tax, which were identified by management as those that can be subject to different interpretations of the tax law and regulations are not accrued in the consolidated financial statements. The amount of such liabilities was RUB 1,354 million and 976 as of December 31, 2017 and 2016, respectively.